SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 26, 2006
                Date of Report (Date of earliest event reported)


                           HIRSCH INTERNATIONAL CORP.
             (Exact name of Registrant as specified in its charter)


       Delaware                          0-23434                      11-2230715
(State or other jurisdiction     (Commission File Number)          (IRS Employer
    of incorporation)                                     Identification Number)



                             200 Wireless Boulevard
                            Hauppauge, New York 11788


                                 (631) 436-7100
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1     REGISTRANT'S BUSINESS AND OPERATIONS
Item 1.02     TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     On April 26, 2006, Hirsch International Corp. ("Hirsch") announced it had reached an agreement in principle with Sheridan Square Entertainment, Inc. ("Sheridan") to terminate their previously announced merger. The parties had entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of July 20, 2005. Under the terms of the Merger Agreement, the stockholders of Sheridan would have received approximately 15 million shares of Hirsch common stock. This would have resulted in the present stockholders of Hirsch owning approximately 38% of the combined entity, with the stockholders of Sheridan owning the remaining 62%. Hirsch has also made an equity investment in Sheridan of approximately $1,000,000 which it presently maintains. A more detailed description of the material terms of the merger is incorporated in the Company's Report on Form 8-K filed with the SEC on July 26, 2005. The parties are presently negotiating a mutual termination agreement.

     A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 1.02 by reference.

Section 2     FINANCIAL INFORMATION
Item 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 27, 2006, Hirsch International Corp. announced its financial results for the fiscal year ended January 28, 2006. A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 2.02 by reference. The information in this report and the attached press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (c) EXHIBITS
                  99.1     Press Release Dated April 26, 2006
                  99.2     Press Release Dated April 27, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIRSCH INTERNATIONAL CORP.


By: /s/ Beverly Eichel
    -----------------------------------------
        Beverly Eichel
        Executive Vice President - Finance,
        Chief Financial Officer and Secretary


Dated:  April 28, 2006